Exhibit 10.28

THIS AGREEMENT IS NOT, AND SHALL NOT BE DEEMED, A SOLICITATION FOR CONSENTS TO ANY CHAPTER 11 PLAN OF REORGANIZATION PURSUANT TO SECTIONS 1125 AND 1126 OF THE BANKRUPTCY CODE OR A SOLICITATION TO TENDER OR EXCHANGE ANY CLAIMS OR INTERESTS. EACH CONSENTING CREDITOR’S VOTE ON THE PLAN SHALL NOT BE SOLICITED UNLESS AND UNTIL SUCH CONSENTING CREDITOR HAS RECEIVED A DISCLOSURE STATEMENT AND RELATED BALLOT(S), AS APPROVED BY THE BANKRUPTCY COURT.

SIXTH AMENDMENT TO AMENDED AND RESTATED RESTRUCTURING
SUPPORT AGREEMENT

This Sixth Amendment to the Amended and Restated Restructuring Support Agreement (“Amendment”) dated as of December 18, 2019 (the “Amendment Effective Date”), is entered into among (i) PG&E Corporation and Pacific Gas and Electric Company, as debtors and debtors in possession in the Chapter 11 Cases (each, a “Debtor” and collectively, the “Company” or the “Debtors”), and (ii) each of the undersigned Consenting Creditors party hereto who collectively constitute the Requisite Consenting Creditors. Unless otherwise defined herein, all capitalized terms used herein that are defined in the Amended and Restated RSA (as defined below) shall have the meanings given such terms in the Amended and Restated RSA.
RECITALS:
WHEREAS, the Debtors and the Consenting Creditors are parties to that certain Restructuring Support Agreement, dated as of September 22, 2019;
WHEREAS, the Debtors and Requisite Consenting Creditors entered into the First Amendment to the Restructuring Support Agreement dated as of October 24, 2019;
WHEREAS, the Debtors and Requisite Consenting Creditors entered into the Amended and Restated Restructuring Support Agreement dated as of November 1, 2019 (as amended, restated, supplemented or otherwise modified on or before the Amendment Effective Date, the “Amended and Restated RSA”);
WHEREAS, the Debtors and Requisite Consenting Creditors entered into the First Amendment to the Amended and Restated Restructuring Support Agreement on November 13, 2019;
WHEREAS, the Debtors and Requisite Consenting Creditors entered into the Second Amendment to the Amended and Restated Restructuring Support Agreement on November 18, 2019;
WHEREAS, the Debtors and Requisite Consenting Creditors entered into the Third Amendment to the Amended and Restated Restructuring Support Agreement on December 6, 2019;
WHEREAS, the Debtors and Requisite Consenting Creditors entered into the Fourth Amendment to the Amended and Restated Restructuring Support Agreement on December 10, 2019;
WHEREAS, the Debtors and Requisite Consenting Creditors entered into the Fifth Amendment to the Amended and Restated Restructuring Support Agreement on December 16, 2019;
WHEREAS, subject to the terms and conditions set forth herein, the parties hereto have agreed to amend the Amended and Restated RSA pursuant to Section 9 thereof in the manner set forth below.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Debtors and the undersigned Consenting Creditors hereby agree as follows:

SECTION 1. Amendment. Effective as of the Amendment Effective Date, the definition of “RSA Deadline” in Section 1(a) of the Amended and Restated RSA is hereby amended and restated as in its entirety as follows:
“RSA Deadline” means December 20, 2019, which date may be amended or extended by agreement of the Debtors and the Requisite Consenting Creditors pursuant to Section 9 hereof.”
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

PG&E CORPORATION
By:	/s/ Janet C. Loduca
Name: Janet C. Loduca
Title: Senior Vice President, General Counsel

PACIFIC GAS AND ELECTRIC COMPANY
By:	/s/ Janet C. Loduca
Name: Janet C. Loduca
Title: Senior Vice President, General Counsel

[Signature pages of Consenting Creditors omitted and on file with the registrant]